Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Environment One Corporation:

We consent to the use of our report, included in the December 31, 1996 Annual Report on Form 10-KSB of Environment One Corporation, incorporated herein by reference.



                                                      /s/  KPMG Peat Marwick LLP

Albany, New York
December 19, 1997